modivcare

Cleansing Materials

January 8, 2025

Disclaimer

In December 2024, ModivCare Inc. (the "Company") entered into confidentiality agreements (collectively, the "NDAs") with certain of its debt and equity holders and other potential investors to facilitate confidential discussions and negotiations concerning a potential transaction. In connection with these confidential discussions and negotiations and pursuant to the NDAs, the Company provided certain non-public information to such parties and their legal and financial advisors. Pursuant to its obligation under the NDAs to publicly disclose certain non-public information (the "Cleansing Material") upon the occurrence of certain events set forth thereunder, the Company is furnishing the Cleansing Material in this presentation. The Cleansing Material is based solely on certain information available to the Company as of the date of the Cleansing Material and was not prepared with a view toward public disclosure. The Cleansing Material should not be relied upon by any party for any reason. The Cleansing Material should not be relied upon as a reliable prediction of future events. For the avoidance of doubt, the Cleansing Material, including any forward-looking financial information contained therein, such as information relating to our 2025 preliminary outlook, does not include guidance or projections with respect to the Company's future performance, nor does it constitute a budget as required to be provided by the Company pursuant to the terms of its credit agreement. Such information was prepared by the Company to analyze its capital needs and provided to certain of the Company's debt and equity holders and other potential investors solely in connection with confidential discussions and negotiations concerning a potential transaction. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events.

The Cleansing Material includes, but is not limited to, the Company's preliminary estimates of certain financial results as of and for the three and twelve months ended December 2024, based on currently available information. The Company has not yet finalized its financial results for this period, and its consolidated financial statements as of and for the three and twelve months ended December 31, 2024 are not currently available. The Company's actual results remain subject to the completion of the year-end and quarter-end closing processes, which includes review by management and the Company's board of directors (the "Board"), including the audit committee of the Board, and audit by the Company's independent registered public accounting firm. While carrying out such procedures, the Company may identify items that require it to make adjustments to the preliminary estimates of its results set forth in the Cleansing Material. As a result, the Company's actual results could be materially different from those set forth in the Cleansing Material. Additionally, the Company's estimates are forward-looking statements based solely on information available to it as of the date of the Cleansing Material and may differ materially from actual results. Therefore, a reader should not rely on these preliminary estimates of the Company's results. The preliminary estimates of the Company's results included in the Cleansing Material have been prepared by, and are the responsibility of, the Company's management. Neither the independent registered public accounting firm of the Company nor any other independent accountant has audited, reviewed, compiled, or performed any procedures with respect to such preliminary estimates of the Company's results. The preliminary estimates of certain financial results presented in the Cleansing Material should not be considered a substitute for actual results.

Important Information for Investors and Shareholders

This Cleansing Material does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction.

In connection with the proposed transaction between the Company and Coliseum Capital Management, the Company intends to file relevant materials with the Securities and Exchange Commission (the "SEC"), including, among other filings, a definitive proxy statement, which will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company's website at investors.modivcare.com under the tab "SEC Filings" and under the heading "Financials."

Certain Information Regarding Participants

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the shareholders of the Company in connection with the Company's proposed transaction with Coliseum Capital Management. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 26, 2024, its proxy statement for its 2024 annual meeting, which was filed with the SEC on April 29, 2024, and its Current Reports on Form 8-K, which were filed with the SEC on May 13, 2024, May 22, 2024, December 13, 2024 and December 26, 2024. To the extent holdings of the Company's securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of the Company and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Company's website as described above.

Forward Looking Statements

Certain statements contained in herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions and estimates about our business and our industry, and are not guarantees of our future performance. In addition, these statements do not take into account the impact of any potential asset sales. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; implementation of alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors and an inability to maintain or reduce our cost of services below rates set forth by our payors; inadequacies in, or security breaches of, our information technology systems, including those intended to protect our clients' confidential information; the effects of any public health emergency; changes in the funding, financial viability or our relationships with our payors; delays in collection, or non-collection, of our accounts receivable; any impairment of our goodwill and long-lived assets; any failure to maintain or to develop reliable, efficient and secure information technology systems; any inability to attract and retain qualified employees; any disruptions from acquisition or acquisition integration efforts; weakening of general economic conditions, including the impact of inflationary pressures, rising interest rates, labor shortages, higher labor costs and supply chain challenges; estimated income taxes being different from income taxes that we ultimately pay; pandemics and other infectious diseases; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government's requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; any failure to estimate accurately the cost of performing our contracts; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; certificates of need laws or other regulatory and licensure obligations that may adversely affect our personal care integration efforts and expansion into new markets; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; labor disputes or disruptions, in particular in New York; becoming subject to malpractice, professional negligence, medical liability or other similar claims; our operating in the competitive remote patient monitoring industry; and failing to develop and enhance related technology applications; any failure to innovate and provide services that are useful to customers and to achieve and maintain market acceptance; our lack of sole decision-making authority with respect to our minority investment in Matrix and any failure by Matrix to achieve positive financial position and results of operations; any legal challenges to the relationships or arrangements between our virtual clinical care management services and the unaffiliated physician-owned professional corporation through which such services are provided; any failure to comply with applicable data interoperability and information blocking rules; the lapse of temporary telehealth flexibilities currently permitted under the Consolidated Appropriations Act of 2023; the cost of our compliance with laws; changes to the regulatory landscape applicable to our businesses; changes in budgetary priorities of the government entities or private insurance programs that fund our services; regulations relating to privacy and security of patient and service user information; actions for false claims or recoupment of funds; civil penalties or loss of business for failing to comply with bribery, corruption and other regulations governing business with public organizations; increasing scrutiny and changing expectations with respect to environmental, social and governance matters; changes to, or violations of, licensing regulations, including regulations governing surveys and audits; our contracts being subject to audit and modification by the payors with whom we contract; a loss of Medicaid coverage by a significant number of Medicaid beneficiaries following the expiration of the COVID-19 public health emergency under the Families First Coronavirus Response Act (2020); our existing debt agreements containing restrictions, financial covenants and cross-default provisions that limit our flexibility in operating our business; our substantial indebtedness and lease obligations and ability to generate or distribute sufficient cash to service our indebtedness; the expiration of our existing credit agreement or any loss of available financing alternatives; our ability to incur substantial additional indebtedness or to issue additional equity; the results of the remediation of our identified material weaknesses in internal control over financial reporting; future sales of our common stock by existing stockholders; any stock price volatility; our dependence on our subsidiaries to fund our operations and expenses; securities analysts failing to publish research or publishing misleading or unfavorable research about us; and the effects of applicable anti-takeover provisions.

The Company has provided additional information about the foregoing and other risks facing our business in our annual report on Form 10-K and subsequent periodic and current reports filed with the SEC that could impact future performance. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in our filings with the SEC, which you should read in their entirety before making an investment decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), the information contained herein may include presentations for the Company and its segments (as noted and applicable) of: (1) EBITDA, Adjusted EBITDA, Adjusted G&A expense, Adjusted EBITDA margin, Adjusted Net Income (Loss), and Adjusted EPS, all of which are non-GAAP financial measures considered by management to be performance measures; and (2) free cash flow, which is a non-GAAP financial measure considered by management to be a liquidity measure. EBITDA is defined as net income (loss) before: (1) interest expense, net; (2) provision (benefit) for income taxes; and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before (as applicable): (1) restructuring and related costs; (2) transaction and integration costs; (3) settlement related costs; (4) stock-based compensation; (5) equity in net (income) loss of investee, net of tax; (6) cash settled equity; (7) COVID-19 related costs; (8) impairment of goodwill; (9) loss on extinguishment of debt; and (10) payor settlement. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by service revenue, net. Adjusted Net Income (Loss) is calculated as net income (loss) before (as applicable): (1) restructuring and related costs; (2) transaction and integration costs; (3) settlement related costs; (4) stock-based compensation; (5) equity in net (income) loss of investee, net of tax; (6) intangible asset amortization expense; and (7) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income (Loss) divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income (Loss). Adjusted G&A expense is calculated as G&A expense before (as applicable): (1) restructuring and related costs; (2) transaction and integration costs; (3) settlement related costs; and (4) stock-based compensation. Free cash flow is calculated as cash flow from operations less our applicable capital expenditures included in our purchase of property and equipment line in our Statements of Cash Flows.

Reconciliations of the non-GAAP financial measures used herein to their most directly comparable GAAP financial measures that are not included in the discussion above are included below. We do not provide guidance for net income (loss) in this presentation on a basis consistent with GAAP or a reconciliation of forward-looking non-GAAP financial measure (Adjusted EBITDA) to its most directly comparable GAAP financial measure (net income (loss)) on a forward-looking basis because we are unable to predict items contained in the GAAP financial measure without unreasonable efforts. Our non-GAAP performance measures exclude expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. As a result, our net income or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our free cash flow presentation (as applicable) reflects an additional way of viewing our liquidity that, when viewed together with our GAAP results, provides management, investors, and other users of our financial information with a more complete understanding of factors and trends affecting our cash flows. Our use of the term free cash flow is not intended to imply, and no inference should be made, however, that any reported amounts are free to be used without restriction for discretionary expenditures, as our use of these funds may be restricted by the terms of our outstanding indebtedness, including our credit facility, and otherwise earmarked for other non-discretionary expenditures.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial measures is not intended to be considered in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to their most directly comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Cleansing Materials Overview

- ModivCare has raised $75M in additional financing from certain of the Company's existing lenders as an incremental term loan under its existing credit agreement. The Company sought additional liquidity to deal with swings in working capital while meeting debt service requirements.
- As part of the $75M in additional financing, consenting lenders agreed to provide financial covenant relief with respect to the maximum net leverage ratio and interest coverage ratio from Q4 2024 through and including Q2 2025, and have agreed to financial covenant levels for Q3 2025 and Q4 2025 with the Company.
- An existing investor, Coliseum Capital Management, has also committed $30M to purchase new second lien senior notes due 2029, subject to a stockholder vote.
- ModivCare will appoint three director candidates proposed by the lenders to its board of directors and establish a Strategic Alternatives Committee.
- Chad Shandler, Senior Managing Director and Co-Leader of the Corporate Finance Healthcare practice at FTI Consulting, has been appointed as Chief Transformation Officer to support the transformation of the Company via strategic divestitures or other potential initiatives.
- ModivCare has engaged advisors to conduct a strategic review of its assets to maximize shareholder value. This process, and credit agreement milestones, may include the potential sale of assets of the Company. There is no assurance that this review will result in a transaction, nor can the Company provide certainty on timing or outcomes.
- Additionally, ModivCare is prioritizing the transition of certain NEMT shared-risk contracts to fee-for-service arrangements to enhance cash flow and address client needs. In 2025, the Company plans to onboard new NEMT contracts, negotiate re-pricing of existing agreements with key clients, and implement cost-saving initiatives to strengthen operational efficiency.

4Q 2024E Adj. EBITDA


($ in millions)
$55
($9)
($2)
$1
($1)
($1)
($7)
$36
$4
$6
$46
Q4 2024 Guidance Midpoint
NEMT Pricing
NEMT Call Center Outage LDs
NEMT Cost Savings
PCS Caregiver Wages
RPM Rev Cycle Reserve
G&A Savings Initiative Delay
Revised Q4 2024 Consolidated Adj. EBITDA
Potential Dec. Upside (Medium/ High Likelihood)
Potential Dec. Upside (Medium / Low Likelihood)
Revised Q4 2024 Consolidated Adj. EBITDA

Commentary

- The Company expects Q4 EBITDA to range between $36M – $46M, or a 15 – 33% decline relative to the mid-point of public guidance of $55M.
- $9M of the shortfall is primarily attributed to the re-underwriting of NEMT contracts following Medicaid redetermination and COVID recovery.
- $7M of the shortfall is driven by delays in G&A savings initiatives, which are now expected to take effect in the first half of 2025.

Note: Totals may not sum due to rounding.

Liquidity Forecast with Proceeds of $75M Term Loan Financing


Ending Liquidity Week Ended 12/29 - 4/6
($ in millions)
$120
$100
$80
$60
$40
$20
$0
12/29/2024
1/5/2025
1/12/2025
1/19/2025
1/26/2025
2/2/2025
3/2/2025
3/30/2025
4/6/2025
$30M Financing

Commentary

- The Company has liquidity needs primarily due to working capital and debt service requirements.
- While the Company continues to work on its FY25 forecast in accordance with the credit agreement, May and June are historically cash flow positive.
- Forecast for week of 4/6/2025 includes proceeds of $30M financing provided by Coliseum Capital Management, assuming stockholder approval is obtained and transaction closes on 3/31/2025.

2024E to 2025 Preliminary Outlook ("PO")

The following analysis bridges the Company's 2024E Adj. EBITDA to the 2025PO Adj. EBITDA that was prepared for lenders for diligence purposes.

($ in millions)


$156
$42
($59)
$3
$9
$15
($7)
$4
$8
$11
($2)
($16)
$4
$2
($1)
($1)
$2
$3
($14)
$7
$166
NEMT
Net ~$7M
PCS
Net ~$5M
RPM
Net ~$2M
CORP
Net ~($4M)
FY24E Adj. EBITDA
New Biz/Pricing (1)
Contract Losses
Payroll & Other Savings
Membership/ Utilization
Net Unit Cost Savings
Bonus /Merit
G&A Savings
Hours
Rate
OT/APP
24 Est. Wage/ Inflation/ OT Reduction
Other G&A
Referrals/ Contract Growth
Service Cost
Bonus/Merit/ Promo
G&A Savings
Innovation
Bonus/Merit/ Promo
G&A Savings
FY25PO Adj. EBITDA

Commentary

- **NEMT** - YoY increase to Adj. EBITDA driven by new business, contract re-pricing, and ongoing cost initiatives, offset by contract non-renewal / termination.
- **PCS** - YoY increase to Adj. EBITDA primarily driven by hours, reimbursement rate growth and G&A reductions, with corresponding service expense volume and wage growth.
- **RPM** - YoY increase to Adj. EBITDA driven by referrals and client growth with corresponding service expense.
- **Corporate** - Impact to Adj. EBITDA primarily driven by innovation, Bonus, Merit and Promo, offset by cost saving target.
- The Company and its advisors pressure tested assumptions within the 2025PO to understand potential future liquidity needs, which resulted in a risk-adjusted 2025PO EBITDA of ~$125M compared to the 2025PO EBITDA of $166M, and a conclusion that, assuming close of the pending Coliseum Capital Management $30M financing, the Company does not currently anticipate a future liquidity need in 2025.

Note: Totals may not sum due to rounding.
(1) Does not include additional potential upside to the $166M for other favorable pricing adjustments that are currently being negotiated and assessed.